Exhibit 10.1

FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of April 16, 2004, is by and among GLOBAL POWER EQUIPMENT GROUP INC., a Delaware corporation (the “Borrower”), the financial institutions party to the Credit Agreement (as defined below) signatory hereto, in their capacities as lenders (collectively, the “Lenders”, and each individually, a “Lender”), and Deutsche Bank Trust Company Americas, as administrative agent (the “Administrative Agent”) for the Lenders.

WITNESSETH:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 23, 2001 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders have provided to the Borrower credit facilities and other financial accommodations; and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement in certain respects as set forth herein and the Lenders and the Administrative Agent are agreeable to the same, subject to the terms and conditions hereof;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Terms capitalized herein and not otherwise defined herein are used with the meanings ascribed to such terms in the Credit Agreement.

2. Amendment to Credit Agreement. The Credit Agreement is, as of the Effective Date (as defined below), hereby amended and restated as follows:

(a) Section 7.2.4(c) of the Credit Agreement is amended by amending and restating such section to read as follows:

(c) The Borrower will not permit the Fixed Charge Coverage Ratio as of the last day of each Fiscal Quarter, commencing with the third Fiscal Quarter of the 2001 Fiscal Year, to be less than the ratio set forth opposite such Fiscal Quarter below:

Fiscal Quarter	Fixed Charge Coverage Ratio
Fiscal Quarters ending after the Effective Date and prior to March 31, 2004	2.00:1.0
Fiscal Quarter ending March 31, 2004	1.75:1.0
Fiscal Quarters ending thereafter	2.00:1.0

3. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders, in each case after giving effect to this Amendment, as follows:

(a) The Borrower has the right, power and capacity and has been duly authorized and empowered by all requisite corporate or limited liability company and shareholder or member action to enter into, execute, deliver and perform this Amendment and all agreements, documents and instruments executed and delivered pursuant to this Amendment.

(b) This Amendment constitutes the Borrower’s legal, valid and binding obligation, enforceable against it, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law or otherwise).

(c) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects at and as of the Effective Date as though made on and as of the Effective Date (except to the extent specifically made with regard to a particular date, in which case such representation and warranty is true and correct in all material respects as of such earlier date).

(d) The Borrower’s execution, delivery and performance of this Amendment do not and will not violate its Articles or Certificate of Incorporation or By-laws, any material law, rule, regulation, order, writ, judgment, decree or award applicable to it or any material contractual provision to which it is a party or to which it or any of its property is subject.

(e) No authorization or approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body (other than those which have been obtained and are in force and effect) is required in connection with the execution, delivery and performance by the Borrower or any other Obligor of this Amendment and all agreements, documents and instruments executed and delivered pursuant to this Amendment.

(f) No Default or Event of Default exists under the Credit Agreement as of the date hereof or would exist as of the Effective Date after giving effect to the amendments and transactions contemplated by this Amendment.

4. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the “Effective Date”) each of the following conditions precedent is satisfied:

(a) Execution and Delivery. The Borrower, the Administrative Agent, and the Required Lenders shall have executed and delivered this Amendment; the Borrower shall have executed and delivered an Officers Certificate in the form of Exhibit A attached hereto; the Subsidiary Guarantors shall have executed and delivered a Reaffirmation of Guarantee in the form of Exhibit B attached hereto.

(b) Representations and Warranties. The representations and warranties of the Borrower and the other Obligors contained in this Amendment, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the Effective Date, with the same effect as though made on such date, except to the extent that any such representation or warranty relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

(c) No Defaults. No Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

5. Miscellaneous. The parties hereto hereby further agree as follows:

(a) Costs, Expenses and Taxes. The Borrower hereby agrees to pay all reasonable fees, costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of Winston & Strawn, counsel to the Administrative Agent.

(b) Counterparts. This Amendment may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Amendment to produce more than one (1) such counterpart.

(c) Headings. Headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

(d) Integration. This Amendment and the Credit Agreement (as amended hereby) constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

(e) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES).

(f) Binding Effect. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns. Except as expressly set forth to the contrary herein, this Amendment shall not be construed so as to confer any right or benefit upon any Person other than the Borrower, the Administrative Agent and the Lenders and their respective successors and permitted assigns.

(g) Amendment; Waiver. The parties hereto agree and acknowledge that nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document. No delay on the part of any Lender or the Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. On and after the Effective Date each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. The Borrower acknowledges and agrees that this Amendment constitutes a “Loan Document” for purposes of the Credit Agreement, including, without limitation, Section 9.1 of the Credit Agreement. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 10.1 of the Credit Agreement.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized, as of the date first written above.

GLOBAL POWER EQUIPMENT GROUP INC.

By:	/s/ James P. Wilson
Name:	James P. Wilson
Title:	CFO and V.P. of Finance

DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually and as Administrative Agent

By:	/s/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director

CREDIT SUISSE FIRST BOSTON

By:	/s/ Jay Chall
Name:	Jay Chall
Title:	Director

By:	/s/ Denise Alvarez
Name:	Denise Alvarez
Title:	Associate

Global Power Equipment Group Inc.

Fifth Amendment to Amended and Restated Credit Agreement

NATIONAL CITY BANK, CLEVELAND

By:
Name:
Title:

FLEET NATIONAL BANK

By:	/s/ Richard M. Williams
Name:	Richard M. Williams
Title:	Director

US BANK NATIONAL ASSOCIATION

By:	/s/ Peter I. Bystol
Name:	Peter I. Bystol
Title:	Officer

BARCLAYS BANK PLC

By:	/s/ John Giannone
Name:	John Giannone
Title:	Director

STONE TOWER CLO, LTD.

By:	Stone Tower Debt Advisors, LLC, as its
Collateral Manager

/s/ William J. Sheoris
Name:	William J. Sheoris
Title:	Authorized Signatory

Global Power Equipment Group Inc.

Fifth Amendment to Amended and Restated Credit Agreement

CITICORP USA, INC.

By:	/s/ Eivind Hegelstad
Name:	Eivind Hegelstad
Title:	Vice President

ALLIED IRISH BANKS PLC

By:
Name:
Title:

AIB DEBT MANAGEMENT

By:
Name:
Title:

FORTIS CAPITAL

By:	/s/ Douglas V. Riahi
Name:	Douglas V. Riahi
Title:	Senior Vice President

By:	/s/ Kathleen De Lathavwo
Name:	Kathleen De Lathavwo
Title:	Senior Vice President

Global Power Equipment Group Inc.

Fifth Amendment to Amended and Restated Credit Agreement

EXHIBIT A

CERTIFICATE OF OFFICER

I, the undersigned, Chief Financial Officer and Vice President of Finance of Global Power Equipment Group Inc., a Delaware corporation (the “Borrower”), in accordance with Section 4(a) of that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of April 16, 2004 (the “Amendment”) among the Borrower, Deutsche Bank Trust Company Americas, as Administrative Agent, and the financial institutions party thereto, do hereby certify on behalf of the Borrower, the following:

1.	The representations and warranties set forth in Section 3 of the Amendment are true and correct in all material respects as of the date hereof except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties were true and correct in all material respects as of such specified date;

2.	No Default or Event of Default has occurred and is continuing; and

3.	The conditions of Section 4 of the Amendment have been fully satisfied.

Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Amendment.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered on behalf of the Borrower this Certificate of Officer on this 16th day of April, 2004.

GLOBAL POWER EQUIPMENT GROUP INC.

By:	/s/ James P. Wilson
Name:	James P. Wilson
Title:	CFO and V. P. of Finance

EXHIBIT B

REAFFIRMATION OF GUARANTEE

Each of the undersigned acknowledges receipt of a copy of the Fifth Amendment to Amended and Restated Credit Agreement (the “Amendment”; capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Amendment) dated as of April 16, 2004, by and among Global Power Equipment Group Inc., Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as administrative agent, and the financial institutions party thereto as Lenders, consents to such amendment and each of the transactions referenced in the Amendment and hereby reaffirms its obligations under the Subsidiary Guaranty, as applicable.

Dated as of April 16, 2004.

DELTAK, L.L.C.		BRADEN CONSTRUCTION SERVICES, INC.

By:	/s/ Larry Edwards	By:	/s/ Larry Edwards

Name:	Larry Edwards	Name:	Larry Edwards
Title:	Chief Executive Officer	Title:	Chief Executive Officer

BRADEN MANUFACTURING, L.L.C.		CFI HOLDINGS, INC.

By:	/s/ Larry Edwards	By:	/s/ Larry Edwards

Name:	Larry Edwards	Name:	Larry Edwards
Title:	Chief Executive Officer	Title:	President

DELTAK CONSTRUCTION SERVICES, INC.		CONSOLIDATED FABRICATORS, INC.

By:	/s/ Larry Edwards	By:	/s/ John M. Matheson

Name:	Larry Edwards	Name:	John M. Matheson
Title:	Chief Executive Officer	Title:	Secretary

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